UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 19, 2009
Date of Report (Date of earliest event reported)

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	95-3276269
(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2310 Cousteau Court Vista, California (Address of Principal Executive Offices)	92081-8346 (Zip Code)
(760) 598-1655
(Issuer’s Telephone Number)

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

On January 19, 2009, the Executive Compensation Committee of the Board of Directors of International Lottery & Totalizator Systems, Inc. (the “Company”) approved an increase to the annual compensation for Mr. Jeffrey M. Johnson, the Company’s President.  Effective January 1, 2009, the new annual compensation for Mr. Johnson is $160,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 19, 2009 By:	International Lottery & Totalizator Systems, Inc. /s/ T. Linh Nguyen Name: T. Linh Nguyen Title: Chief Financial Officer and Corporate Secretary